UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) MARCH 31, 2005
                                                         --------------

                              HERITAGE OAKS BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                   CALIFORNIA
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                 (State or Other Jurisdiction of Incorporation)

              000-05020                               77-0388249
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       (Commission File Number)            (IRS Employer Identification No.)


      545 12TH STREET, PASO ROBLES CA                    93446
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  (Address of Principal Executive Offices)             (Zip Code)

                                 (805) 239-5200
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 -

     ITEMS 8.01 -

     8.01.01 A press release relating to Heritage Oaks Bancorp (HEOP) declares 5% stock dividend


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 31, 2005

                                       Heritage  Oaks  Bancorp


                                       By:  /s/  Lawrence  Ward
                                           ---------------------------
                                       Lawrence  Ward
                                       President and Chief Executive Officer


                                       By:  /s/  Margaret  Torres
                                           ----------------------------
                                       Margaret  Torres
                                       Chief Financial Officer

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
                                  EXHIBIT INDEX

EXHIBIT
NUMBER                    DESCRIPTION
---------     ------------------------------------------
8.01.01       Press  Release  dated  March  29,  2005